UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07850

Allegiant Advantage Fund

(Exact name of registrant as specified in charter)

760 Moore Road

King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2009

Institutional Money Market Fund

Allegiant®
ADVANTAGE FUND
AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

ALLEGIANT

ADVANTAGE FUND

ANNUAL REPORT

Allegiant Advantage Institutional Money Market Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the Allegiant Advantage Institutional Money Market Fund (the “Fund”) carefully before investing. A prospectus and other information about the Fund may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at AllegiantFunds.com. Please read it carefully before you invest or send money.

NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Allegiant Asset Management Company serves as investment adviser to the Fund, for which it receives an investment advisory fee. The Fund is distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with Allegiant Asset Management Company and is not a bank. Allegiant Asset Management Company is a registered trademark of The PNC Financial Services Group, Inc.

©2009 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, shareholders of the Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. See page 21 for more details on the program.

Allegiant Advantage Institutional Money Market Fund

CHAIRMAN’S AND PRESIDENT’S MESSAGE

JULY 2009

Dear Shareholders:

We are pleased to provide you with important annual financial information about Allegiant Advantage Institutional Money Market Fund, as well as a review of the financial markets and events shaping global markets. As of May 31, 2009, total assets of the Allegiant Advantage Fund slightly increased from $2.4 to $2.61 billion.

In the course of the past year’s turbulent markets, Allegiant Advantage Fund’s investment management team continues to execute on their disciplined investment processes with a primary focus on principal preservation and liquidity.

In addition, work to integrate your adviser into its new parent, The PNC Financial Services Group, Inc. (PNC), is underway. The integration process has afforded us the opportunity to thoroughly analyze and evaluate the funds’ products and capabilities in an effort to identify those which best support the needs of today’s market and shareholders’ interests. Our goal is to provide shareholders with the best array of products, managed by experienced professionals using solid investment processes with active risk management.

If you have any questions regarding Allegiant Advantage Fund or the information contained in this report, you may contact an Allegiant Advantage representative at 1-800-364-4890 or visit our website at AllegiantFunds.com.

Thank you for the confidence you continue to place in us.

Sincerely,

Robert D. Neary Chairman	John Abunassar President

Allegiant Advantage Institutional Money Market Fund

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds....”

The Economy in Review

The 12 months since the end of May 2008 contain the most sobering set of economic developments since the Great Depression. What originally looked like a moderate recession centered in the U.S. has since unfolded into a now global economic meltdown. The “Great Recession” of 2008-09 has engulfed nearly all segments of the U.S. economy, and nearly all U.S. regions. It has spread well beyond the borders of the U.S. to infect major segments of the global economy, including nearly all of the Americas and Europe, and much of Asia.

Last summer began with concerns about a slowing U.S. economy as residential real estate markets imploded and oil prices exploded. The collapse of Bear Stearns and subsequent acquisition by JP Morgan, completed on May 30, 2008, was viewed as a shot across the bow of financial markets, but did not result in a gaping hole in Wall Street. That would come later, in September.

House construction had already slowed significantly through 2007 as the sub-prime flu spread through residential real estate markets. The slide in house building was leveling out as construction stabilized in early 2008, but then construction began to slip again by mid-year. House prices were falling, as they had been on a monthly basis since late 2006. Unfortunately the downdraft in housing markets was exerting an increasingly strong pull in financial markets through the securitization of residential mortgages.

Oil was adding its own drag to the economy as prices peaked just shy of $150 dollars per barrel by mid-July 2008 and regular gasoline prices surged to nearly $4.50 per gallon. The serious drags from housing and oil were eating away at consumer and business confidence, contributing to a steady, but moderate, loss of jobs through last summer.

In September of 2008, conditions took a dramatic turn for the worse. On September 7, mortgage intermediaries Fannie Mae and Freddie Mac were placed into conservatorship, supervised by the Federal Finance Housing Agency. Lehman Brothers filed for bankruptcy protection on September 15. The next day, on September 16, the Federal Reserve created an $85 billion credit facility to prevent a similar collapse of insurance giant American International Group. Wall Street would never be the same.

The gaping hole in financial markets left by the events of September 2008 quickly translated into rapidly deteriorating economic conditions. Job losses escalated, eventually peaking at a net loss of 741,000 jobs nationally in January 2009. Automobile sales plunged. By virtually every measure the U.S. economy was in free fall in the fourth quarter of 2008. The Federal Reserve undertook very aggressive steps that December, bringing the Fed funds rate effectively to zero while increasing the size and scope of their liquidity enhancement programs.

Economic conditions since the end of 2008 have improved, but the improvement is only relative to an extremely weak starting point. At the end of 2008 the U.S. economy was contracting at an alarming rate. Real gross domestic product for the fourth quarter of the 2008 declined at a 6.3 percent annualized rate, the worst rate in over 26 years, since the first quarter of 1982. In the first quarter of 2009 real GDP declined at a slightly “less bad” 5.5 percent annualized rate. By the end of the first quarter the rate of contraction was noticeably slower, and some economic indicators showed signs of stabilizing.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

“...with the collapse of Lehman Brothers, equities prices plummeted.”

In response to the dire conditions through the winter of 2008/09, the first priority for the incoming Obama administration was the passage of a record-setting fiscal stimulus bill. The American Recovery and Reinvestment Act of 2009 authorized a $787 billion fiscal stimulus bill that is now just beginning to prod economic activity. The massive fiscal stimulus effort has also spawned concern over the rapidly escalating federal budget deficit and the increasing need to finance the deficit through the stepped-up issuance of Treasury bonds.

Late in the first quarter of 2009 evidence of a decrease in the rate of economic contraction was increasingly visible. These are the so-called “green shoots” seen in a variety of economic indicators in the U.S. and abroad. Second quarter real GDP is now expected to be “less bad” than the first quarter, contracting at around a 2.5 percent annualized rate. While the slower rate of contraction is a hopeful sign that better conditions will follow later in the year, it looks good now only in comparison to the truly awful preceding quarters.

Equity Markets

With the tremendous turmoil visible in almost all parts of the global economy over the last year, the bears have strongly dominated equity market psychology. In early May of 2008 the S&P 500 rallied back to 1400 after the initial slump from the cyclical highs of October 2007 when the S&P 500 crested at 1560. The rally proved to be short lived. The problems at Bear Stearns rattled investors and equity prices took another leg down in late May to stabilize in August at just under 1300.

In September, with the collapse of Lehman Brothers, equities prices plummeted. When the dust settled, the S&P 500 had fallen to 900 in December 2008. Heightened uncertainty about global economic conditions and the health of the banking sector combined with falling oil prices to drive equity prices down again through February with the S&P 500 briefly dipping below 700 in early March 2009. The total peak to trough slide in the S&P 500 to March 2009 was a sobering 55 percent.

Equities felt oversold at their very depressed early March prices. With the increasing commentary about economic “green shoots” through the month, as well as a sustained increase in oil prices, stock prices rallied through the end of May when the S&P 500 recovered to 950. Major overseas markets largely mirrored the U.S. pattern over the last year.

Fixed Income Markets

Heading into May 2008, Treasury yield spreads were widening as the short end of the yield curve fell in line with the steady easing by the Federal Reserve. The Fed funds rate was lowered from 5.25 percent in July 2007 to 2.00 percent by May 2008. The unprecedented events of September 2008 threw credit markets into extreme dislocation requiring the Federal Reserve ease the Fed funds rate aggressively last autumn. Fed actions included two unscheduled Federal Open Market Committee (“FOMC”) announcements in late September and early October, leading to the historic announcement in December 2008 that the Fed funds rate would be set to a range of 0.00 to 0.25 percent, where it remains today. In addition to the historic interest rate easing, the Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.

At the end of 2008, the long end of the Treasury yield curve also dipped with the yield on 10-year bonds falling to 2.08 percent in mid-December. The yield on 10-year T-bonds has climbed steadily through April to reach 3.71 percent at the end of May as fears of future inflation increased with the Fed’s sizable expansion of its balance sheet.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

Allegiant Advantage Institutional Money Market Fund

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“...Federal Reserve has also undertaken an aggressive “credit easing” policy designed to facilitate the functioning of highly stressed credit markets.”

In its most recent policy announcement on June 24, the FOMC renewed its stance that it saw few inflationary pressures. According to their statement, even though commodity prices have risen lately, the slack in the economy (measurable by high unemployment and low capacity utilization) will likely dampen cost pressures. The Committee expects that inflation will remain subdued for some time. This is their way of acknowledging the declining risk of deflation while still emphasizing that they expect little inflationary pressure.

The FOMC kept the amount and timing of their balance sheet operations unchanged. In order to support mortgage lending and overall credit market conditions, they reaffirmed their plan to purchase a total of up to $1.25 trillion of mortgage-backed securities and $200 billion of agency debt by the end of the year. They will also purchase up to $300 billion of Treasury securities by autumn.

The FOMC gave no specifics on credit and liquidity operations other than to say that they will make adjustments as warranted. Also missing from the statement were any specifics about the Fed’s “exit strategy” from its near zero funds rate target and its substantial expansion of its balance sheet. The FOMC may give more details on the exit strategy by its August 10 meeting to reassure those who have inflationary concerns about the market.

The Outlook

Economic indicators in the spring months reinforce our view that we are possibly seeing the prelude to the end of the “Great Recession” of 2008-09 by late this year. Beginning in March we saw some signs that the worst of the economy’s free-fall may be finally tapering-off. Increasingly through April and May we saw more signs of “green shoots” in the economy – tentative signs that some parts of the economy are starting to stabilize or improve. Some industries are showing improvement from a rock bottom level, and so can not yet be called evidence of a sustainable rebound. Among these is automobile production which was virtually halted in May at both GM and Chrysler after they declared bankruptcy. Automobile production will be ramped up in the summer quarter for 2010 models as 2009 model vehicle inventories are purged by price cuts. Another key sign of stabilization is seen in existing home sales and home construction. Other forward-looking signs pointing to a return to real GDP growth by the fourth quarter include the rebound in stock prices, an increase in the money supply, narrowing credit spreads and the large inventory draw-down in the opening half of this year.

Even with some evidence of improvement in economic indicators and expectations of positive real GDP growth by the fourth quarter of this year, fundamental drags remain in place. The unemployment rate is key among these and will likely continue to increase through the remainder of 2009, cresting near 10 percent before slowly waning through 2010 and 2011. House prices have not yet bottomed out and will likely continue to fall as foreclosure rates remain highly elevated through the rest of this year. The loss of wealth for average households from falling house prices represents a serious long-term drag on consumer spending. Other drags on consumer spending include a rising savings rate, ongoing household deleveraging, and the recent increase in crude oil and gasoline prices. The numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.

We expect the FOMC to hold their Fed funds rate target at 0.00 to 0.25 percent well into 2010 as inflation fears subsides and only a modest U.S. economic recovery process starts in late 2009.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

“...numerous drags on the economy will lead to a subnormal recovery trajectory in 2010.”

We look for the 10-year Treasury note rate to recede through September. Spring seasonal factors have helped push up the 10-year Treasury note rate to near 4.00 percent in addition to: 1) huge Treasury note sales to fund the growing Federal deficit, 2) market concerns about faster future inflation and 3) a rise in real rates as the U.S. economic outlook improves. The 10-year Treasury note rate peaked for the year at 4.89 percent on June 14, 2004, at 5.25 percent on June 28, 2006, at 5.26 percent on June 12, 2007 and at 4.27 percent on June 13, 2008. As in these previous four out of the past five years, we expect the 10-year Treasury note rate will peak for this year in June, perhaps as high as 4.25 percent, before sliding back down to near 3.25 percent in the latter half of this year.

Commentary provided by Allegiant Asset Management Company as of May 31, 2009

Allegiant Advantage Institutional Money Market Fund

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLE

The table below presents portfolio holdings as a percentage

of total investments as of May 31, 2009.

U.S. Government Agency Obligations	41.5%
Commercial Paper	22.0
Repurchase Agreements	20.0
Corporate Bonds	7.0
U.S. Treasury Obligations	2.9
Affiliated Money Market Fund	1.9
Money Market Fund	1.7
Certificates of Deposit	1.5
Funding Agreements	1.5
100.0%

All mutual funds have operating expenses. As a shareholder of the Fund, you could incur operating expenses including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 1, 2008 to May 31, 2009).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Table

Actual	Beginning Account Value 12/01/08	Ending Account Value 05/31/09	Annualized Expense Ratio*,**	Expenses Paid During Period***
Institutional Class	$1,000.00	$1,003.06	0.20%	$1.00
Advisor Class	1,000.00	1,002.80	0.25	1.25
Hypothetical****
Institutional Class	1,000.00	1,023.93	0.20	1.01

Advisor Class	1,000.00	1,024.93	0.25	1.26

*	See Note 9 in Notes to Financial Statements.

**	The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2008 to May 31, 2009) and may be different from the expense ratio in the Financial Highlights which is for the year ended May 31, 2009.

***	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

****	Assumes annual return of 5% before expenses.

Allegiant Advantage Institutional Money Market Fund

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years/ Other Directorships[3] held by Board Member	Number of Portfolios in the Fund Complex Overseen by Trustee[4]
Independent Trustees
Robert D. Neary 75	Chairman of the Board and Trustee	Since February 1996	Retired; Co-Chairman of Ernst & Young, 1984 - 1993; Director, Commercial Metals Company.	31

Dorothy A. Berry 65	Trustee	Since April 2006	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986; Chairman and Director, Professionally Managed Portfolios.	31

Kelley J. Brennan 67	Chairman of the Audit Committee Trustee	Since August 2007 Since April 2006	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	31

John F. Durkott 65	Trustee	Since November 1993	President and Chief Executive Officer, Kittle’s Home Furnishings Center, Inc. (“Kittle’s”), since January 2002; Partner, Kittle’s Bloomington Properties LLC, 1981 - 2003; KK&D LLC, 1989 - 2003; KK&D II LLC, 1998 - 2003 (affiliated real estate companies of Kittle’s).	31

Richard W. Furst 70	Trustee	Since June 1990	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance, 2000-2003, Dean and Professor of Finance, 1981-2003, Gatton College of Business and Economics, University of Kentucky; Director, Central Bank & Trust Co.; Director, Central Bancshares.	31

Gerald L. Gherlein 71	Trustee	Since July 1997	Retired; Executive Vice President and General Counsel, Eaton Corporation (global manufacturing), 1991 - 2000.	31

Dale C. LaPorte 67	Chairman of the Legal Compliance Committee	Since May 2009	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of health care products), 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP; Director, Invacare Corporation.	31

	Trustee	Since April 2005

Kathleen Cupper Obert 50	Trustee	Since August 2002	Chairman and Chief Executive Officer, Edward Howard & Co. (public relations agency), since 2000.	31

Interested Trustees

John Abunassar[5] 42	President and CEO Trustee	Since November 2008	Executive Vice President, PNC Financial Services Group, Inc., and Chief Executive Officer, Allegiant Asset Management Company, since June 2004; Senior Managing Director of Institutional Asset Management, Banc One Investment Advisers, 2000 – 2003.	31

Allegiant Advantage Institutional Money Market Fund

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years/ Other Directorships	Number of Portfolios in the Fund Complex Overseen by Trustee
Officers
Kathleen T. Barr[6] 200 Public Square, 5th Floor Cleveland, OH 44114 54	Senior Vice President, Chief Administrative Officer and Chief Compliance Officer	Since February 2003	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director, Allegiant Asset Management Group (formerly Armada Funds Group), since June 1999; Managing Director, Allegiant Asset Management Company (formerly National City Investment Management Company), since May 1996.	N/A

John Kernan[6] 200 Public Square, 5th Floor Cleveland, OH 44114 43	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President (formerly Vice President), PNC Financial Services Group, Inc. and Managing Director of Fund Administration, Allegiant Asset Management Group, since July 2004; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 - 2004.	N/A

Patrick Glazar[6] 103 Bellevue Parkway Wilmington, DE 19809 41	Assistant Treasurer Treasurer	Since May 2008 From February 2006 to May 2008	Vice President and Senior Director, Accounting and Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since September 2002.	N/A

Audrey C. Talley[6] One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 55	Secretary	Since February 2005	Partner, Drinker Biddle & Reath LLP (law firm).	N/A

David C. Lebisky[6] 760 Moore Road King of Prussia, PA 19406 37	Assistant Secretary	Since February 2007	Vice President and Senior Director, Regulatory Administration, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), since January 2007; Vice President and Director, PFPC Inc., 2002 - 2007.	N/A

[1]	Each Trustee can be contacted by writing to Allegiant Advantage Fund, c/o Allegiant Funds Group, 200 Public Square, 5th Floor, Cleveland, OH 44114, Attention: John Kernan.

[2]	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected and qualified.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, as amended. In addition to Allegiant Advantage Fund (“Advantage”), each Trustee serves as a Trustee of Allegiant Funds (“Allegiant”). Mr. Neary and Mr. Abunassar also serve as Chairman and President and CEO, respectively, of Allegiant.

[4]

The “Fund Complex” consists of registered investment companies for which Allegiant Asset Management Company (the “Adviser”) serves as investment adviser. The number of portfolios overseen by the Trustees includes 1 portfolio of Advantage and 30 portfolios of Allegiant that are offered for sale as of the date of this Annual Report. The Trustees of Allegiant have authorized additional portfolios that have not yet been made available to investors.

[5]

Mr. Abunassar is considered to be an “interested person” of Allegiant because (1) he is Executive Vice President of PNC Financial Services Group, Inc. (“PNC”), and (2) he owns shares of common stock and options to purchase common stock of PNC.

[6]

Ms. Barr, Mr. Glazar, Mr. Kernan, Mr. Lebisky and Ms. Talley also serve as Officers of Allegiant in their same capacities. Ms. Barr previously served as Chief Legal Officer from January 2009 until May 2009 and Assistant Treasurer and Compliance Officer of Advantage and Allegiant from August 2002 to February 2003. In addition, Drinker Biddle & Reath LLP serves as counsel to Advantage and Allegiant.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-364-4890.

Allegiant Advantage Institutional Money Market Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Allegiant Advantage Fund

We have audited the accompanying statement of net assets of the Institutional Money Market Fund (the “Fund”), the sole portfolio of Allegiant Advantage Fund (the “Trust”), as of May 31, 2009, and the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2008 and the financial highlights for each of years or periods ended May 31, 2008 or period May 31, 2008 were audited by other auditors whose report, dated July 18, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 27, 2009

Allegiant Advantage Institutional Money Market Fund	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Year Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income†	Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
INSTITUTIONAL CLASS
2009	$1.00	$0.01	$—	**	$(0.01)	$1.00	1.46%	$2,406,236	0.19%	1.41%	0.21%	1.39%
2008	1.00	0.04	—	**	(0.04)	1.00	4.43	2,289,971	0.16	4.32	0.18	4.30
2007	1.00	0.05	—	**	(0.05)	1.00	5.32	2,112,795	0.15	5.19	0.18	5.16
2006	1.00	0.04	—		(0.04)	1.00	4.00	1,521,950	0.17	4.10	0.22	4.05
2005(1)	1.00	0.01	—		(0.01)	1.00	1.40	676,417	0.17	2.42	0.24	2.35
ADVISOR CLASS(2)
2009	1.00	0.01	—	**	(0.01)	1.00	1.41	206,979	0.24%	1.45%	0.26%	1.43%
2008	1.00	0.04	—	**	(0.04)	1.00	4.38	266,866	0.21	4.27	0.23	4.25
2007	1.00	0.04	—	**	(0.04)	1.00	3.68	529	0.20	5.14	0.23	5.11
2006	1.00	—	—		—	1.00	N/A	—	N/A	N/A	N/A	N/A
2005(1)	1.00	0.01	—		(0.01)	1.00	0.54	—	0.27	2.02	0.34	1.95

**	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

Commencement of operations was October 28, 2004 for the Institutional Class and November 19, 2004 for the Advisor Class. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)

This Class is available to individual and institutional investors through a financial intermediary. During the year ended May 31, 2006, there was no shareholder activity in the Class; therefore, no ratios or total return are presented.

(3)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 41.3%
Federal Farm Credit Bank — 0.8%
Federal Farm Credit Bank (FRN)
0.940%, 03/04/10	$20,000	$20,000

Federal Home Loan Bank — 14.5%
Federal Home Loan Bank
2.700%, 09/23/09	20,000	20,104
4.500%, 10/09/09	10,000	10,136
Federal Home Loan Bank (DN)
0.250%, 06/02/09 (A)	10,000	10,000
0.185%, 06/05/09 (A)	19,983	19,983
0.230%, 06/12/09 (A)	20,000	19,999
0.180%, 06/16/09 (A)	20,000	19,998
0.140%, 06/24/09 (A)	12,800	12,799
0.200%, 07/28/09 (A)	10,000	9,997
0.210%, 07/29/09 (A)	25,000	24,992
0.360%, 08/26/09 (A)	20,000	19,983
0.380%, 10/20/09 (A)	20,000	19,970
0.470%, 11/02/09 (A)	20,000	19,960
Federal Home Loan Bank (FRN)
1.059%, 09/18/09	10,000	10,011
1.126%, 10/05/09	30,000	30,031
1.064%, 10/13/09	10,000	10,024
0.920%, 10/23/09	30,400	30,451
0.979%, 11/18/09	20,000	20,060
0.476%, 11/23/09	15,000	15,015
0.325%, 01/08/10	20,000	19,968
0.306%, 01/13/10	20,000	19,971
0.870%, 02/23/10	15,000	15,000

		378,452

Federal Home Loan Mortgage Corporation — 10.1%
Federal Home Loan Mortgage Corporation (DN)
1.000%, 06/01/09 (A)	20,000	20,000
0.400%, 06/24/09 (A)	9,769	9,767
1.020%, 06/25/09 (A)	20,000	19,986
0.230%, 07/06/09 (A)	20,000	19,996
0.600%, 09/01/09 (A)	17,784	17,757
0.520%, 09/14/09 (A)	20,000	19,970
0.560%, 01/04/10 (A)	19,768	19,701
0.930%, 02/05/10 (A)	19,200	19,077
Federal Home Loan Mortgage Corporation (FRN)
1.087%, 09/25/09	20,000	20,018
0.261%, 10/19/09	45,000	44,985
0.214%, 12/23/09	12,000	11,983
Federal Home Loan Mortgage Corporation (FRN) (MTN)
0.289%, 09/21/09	20,000	19,996
0.816%, 02/09/10	20,000	20,000

		263,236

Federal National Mortgage Association — 15.9%
Federal National Mortgage Association (DN)
0.360%, 06/02/09 (A)	10,000	10,000
0.950%, 06/03/09 (A)	20,000	19,999
0.150%, 06/08/09 (A)	15,800	15,799
0.430%, 06/10/09 (A)	21,200	21,198
0.160%, 06/12/09 (A)	23,200	23,199
0.220%, 06/17/09 (A)	14,600	14,599
0.400%, 07/01/09 (A)	20,000	19,993
0.240%, 07/02/09 (A)	15,085	15,082
0.150%, 07/08/09 (A)	1,200	1,200
0.140%, 07/08/09 (A)	18,800	18,797
0.500%, 08/03/09 (A)	20,000	19,982
0.210%, 08/12/09 (A)	14,636	14,630
0.700%, 09/14/09 (A)	20,000	19,959
0.425%, 09/23/09 (A)	10,000	9,987
0.700%, 10/16/09 (A)	20,000	19,947
4.000%, 11/09/09 (A)	13,000	13,156
0.850%, 11/10/09 (A)	20,000	19,923
0.460%, 11/16/09 (A)	20,000	19,957
0.520%, 12/22/09 (A)	20,000	19,941
0.900%, 01/04/10 (A)	20,000	19,891
0.530%, 01/19/10 (A)	20,000	19,932
0.470%, 02/22/10 (A)	20,000	19,931
Federal National Mortgage Association (FRN)
1.052%, 01/21/10	20,000	20,057
0.883%, 02/12/10	20,000	19,965

		417,124

Total U.S. Government Agency Obligations
(Cost $1,078,812)		1,078,812

COMMERCIAL PAPER† — 21.9%
Banks — 2.7%
JPMorgan Chase
0.220%, 06/18/09	10,000	9,999
0.220%, 06/19/09	25,000	24,997
Scotiabanc
0.320%, 07/02/09	25,000	24,993
0.260%, 07/17/09	10,000	9,997

		69,986

Commercial Services — 1.1%
Harvard University
0.200%, 06/25/09	2,001	2,001
0.220%, 06/25/09	6,000	5,999
Yale University
0.650%, 06/16/09	20,700	20,694

		28,694

Consumer Staples — 1.5%
Coca-Cola
0.400%, 06/01/09	20,000	20,000
Nestle Capital
0.350%, 06/08/09	20,000	19,999

		39,999

Finance-Automotive — 2.7%
American Honda Finance
0.450%, 07/16/09	15,000	14,992
0.650%, 08/05/09	15,000	14,982
Toyota Motor Credit
0.250%, 06/09/09	25,000	24,999
0.300%, 07/23/09	15,000	14,993

		69,966

Financial Services — 5.5%
BNP Paribas Finance
0.280%, 06/15/09	25,000	24,997
PACCAR Financial
0.320%, 07/27/09	15,000	14,992
0.280%, 08/14/09	15,000	14,991
Rabobank USA Financial
0.400%, 07/31/09	20,000	19,987

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Financial Services — continued
Straight-A Funding LLC
0.320%, 07/24/09	$25,000	$24,988
0.430%, 08/10/09	10,000	9,992
Wal-Mart Funding
0.300%, 06/02/09	35,000	35,000

		144,947

Healthcare — 0.8%
Johnson & Johnson
0.320%, 06/03/09	20,000	20,000

Information Technology — 0.8%
Microsoft
0.160%, 07/15/09	20,000	19,996

Insurance — 0.3%
New York Life Capital
0.300%, 06/01/09	8,102	8,102

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 6.5%
Bank of America (TLGP) (FDIC)
0.290%, 06/24/09	20,000	19,996
0.230%, 08/04/09	20,000	19,992
Citigroup Funding (TLGP) (FDIC)
0.230%, 06/05/09	20,000	19,999
0.220%, 07/02/09	20,000	19,996
0.200%, 07/09/09	25,000	24,995
General Electric Capital (TLGP) (FDIC)
0.500%, 06/12/09	20,000	19,997
0.240%, 06/17/09	20,000	19,998
0.230%, 07/29/09	25,000	24,991

		169,964

Total Commercial Paper
(Cost $571,654)		571,654

CORPORATE BONDS — 7.0%
Banks — 2.9%
Bank of America (FRN)
1.397%, 10/02/09 (B)	20,000	20,000
Royal Bank of Canada (FRN)
1.183%, 10/15/09 (B)	20,000	20,000
Svenska Handelsbanken AB (FRN)
1.396%, 08/06/09 (B)	15,000	15,000
Wells Fargo (FRN)
0.494%, 07/15/09 (B)	20,000	20,000

		75,000

Consumer Discretionary — 0.9%
Procter & Gamble International (FRN)
1.176%, 07/06/09 (B)	15,000	15,000
Procter & Gamble International Funding SCA (FRN) (MTN)
1.224%, 02/08/10	10,000	10,000

		25,000

Energy — 0.8%
BP AMI Leasing (FRN)
1.236%, 06/26/09 (B)	20,000	20,000

Financial Services — 0.9%
General Electric Capital (FRN)
1.420%, 06/15/09	25,000	25,001

Industrials — 0.8%
IBM International Group Capital LLC (FRN)
0.881%, 09/25/09 (B)	20,000	20,012

Insurance — 0.7%
Principal Life Income Funding Trusts (FRN) (MTN)
1.399%, 10/09/09	18,000	17,995

Total Corporate Bonds
(Cost $183,008)		183,008

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bills† — 2.3%
0.215%, 06/11/09	20,000	19,999
0.155%, 09/03/09	20,000	19,992
0.170%, 09/15/09	20,000	19,990

		59,981

U.S. Treasury Notes — 0.6%
4.000%, 08/31/09	15,000	15,141

Total U.S. Treasury Obligations
(Cost $75,122)		75,122

FUNDING AGREEMENTS — 1.5%
Metropolitan Life Funding Agreement (FRN)
1.669%, 10/14/09 (C)	20,000	20,000
New York Life Funding Agreement (FRN)
1.358%, 06/04/09 (C)	20,000	20,000

Total Funding Agreements
(Cost $40,000)		40,000

CERTIFICATES OF DEPOSIT — 1.4%
Yankee — 1.4%
Bank of Montreal CH (FRN)
0.991%, 08/25/09	20,000	20,000
BNP Paribas NY
1.075%, 07/09/09	7,500	7,506
Royal Bank of Canada NY
0.540%, 06/16/09	10,000	10,000

Total Certificates of Deposit
(Cost $37,506)		37,506

	Number of Shares
MONEY MARKET FUND — 1.7%
AIM STIT Liquid Assets Portfolio	43,611,682	43,612

Total Money Market Fund
(Cost $43,612)		43,612

AFFILIATED MONEY MARKET FUND — 1.9%
BlackRock Liquidity Funds TempFund Portfolio††	50,000,000	50,000

Total Affiliated Money Market Fund
(Cost $50,000)		50,000

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — 19.9%
Bank of America
0.170% (dated 05/29/09, due 06/01/09, repurchase price $110,001,558, collateralized by Federal Home Loan Mortgage Corporation Bond, 6.000% , due 02/01/39, total market value $112,200,001)	$110,000	$110,000
Barclays
0.150% (dated 05/29/09, due 06/01/09, repurchase price $85,001,063, collateralized by Federal National Mortgage Association Bond, 4.150%, due 12/17/18, total market value $86,700,021)	85,000	85,000
Deutsche Bank
0.180% (dated 05/29/09, due 06/01/09, repurchase price $100,001,500, collateralized by Federal Home Loan Mortgage Corporation Bonds and Government National Mortgage Association Bonds, 4.000% to 7.000%, due 02/01/23 to 05/01/39, total market value $102,000,000)	100,000	100,000
Goldman Sachs (TLGP) (FDIC)
0.180% (dated 05/29/09, due 06/01/09, repurchase price $95,001,425, collateralized by Federal Home Loan Mortgage Corporation Bonds and JP Morgan Chase & Co. (TLGP) (FDIC), 1.416% to 2.826%, due 12/01/10 to 02/25/45, total market value $96,900,000)	95,000	95,000
Greenwich Capital
0.180% (dated 05/29/09, due 06/01/09, repurchase price $105,001,575, collateralized by Federal National Mortgage Association Medium Term Notes, Federal Home Loan Bank Notes and Federal National Mortgage Association Bonds, 4.375% to 7.125%, due 05/14/10 to 06/12/17, total market value $107,102,274)	105,000	105,000
UBS Securities
0.170% (dated 05/29/09, due 06/01/09, repurchase price $26,000,368, collateralized by Federal National Mortgage Association Bond, 6.500%, due 07/01/37, total market value $26,522,932)	26,000	26,000

Total Repurchase Agreements
(Cost $521,000)		521,000

TOTAL INVESTMENTS — 99.5%
(Cost $2,600,714)*		2,600,714

Other Assets & Liabilities — 0.5%
Dividends payable
Institutional Class		(495)
Advisor Class		(40)
Investment advisory fees payable		(282)
Shareholder servicing fees payable
Advisor Class		(8)
Administration fees payable		(28)
Custody fees payable		(17)
Transfer agent fees payable		(6)
Trustees’ fees payable		(9)
Payable for shares of beneficial interest redeemed		(10,387)
Other		23,773

Total Other Assets & Liabilities		12,501

TOTAL NET ASSETS — 100.0%		$2,613,215

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)		$2,613,191
Undistributed Net Investment Income		24

Total Net Assets		$2,613,215

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class ($2,406,235,897 ÷ 2,406,184,486 outstanding shares of beneficial interest)		$1.00

Net Asset Value, Offering and Redemption Price Per Share — Advisor Class ($206,979,304 ÷ 206,972,411 outstanding shares of beneficial interest)		$1.00

*	Also cost for Federal income tax purposes.

†	The rate shown is the effective yield at purchase date.

††	See Note 3 in Notes to Financial Statements.

(A)	Zero Coupon Bond — the rate shown is the effective yield at purchase date.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $130,012 and represents 5.0% of net assets as of May 31, 2009.

(C)	Illiquid Security. Total market value of illiquid securities is (000) $40,000 and represents 1.5% of net assets as of May 31, 2009.

DN	— Discount Note

FDIC	— Federal Deposit Insurance Corporation

FRN	— Floating Rate Note: the rate shown is the rate in effect on May 31, 2009, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

LLC	— Limited Liability Company

MTN	— Medium Term Note

TLGP	— Temporary Liquidity Guarantee Program

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF NET ASSETS

May 31, 2009

Valuation Hierarchy:

The market value table below illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to Note 2 in Notes to Financial Statements.

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments (000)
Level 1 - Quoted Prices	$93,612	$—
Level 2 - Other Significant
Observable Inputs	2,507,102	—
Level 3 - Significant
Unobservable Inputs	—	—

Totals	$2,600,714	$—

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF OPERATIONS (000)

For the Year Ended May 31, 2009

Investment Income:
Dividends	$1,058
Interest	37,021
Income from affiliate	345

Total Investment Income	38,424

Expenses:
Investment advisory fees	3,584
Administration fees	305
Shareholder servicing fees:
Advisor Class	112
Transfer agent fees	28
Custodian fees	97
Professional fees	94
Pricing service fees	3
Printing and shareholder reports	23
Registration and filing fees	75
Trustees’ fees	22
Temporary Guarantee Program Participation Fee(1)	647
Miscellaneous	78

Total Expenses	5,068

Less:
Waiver of investment advisory fees	(478)

Net Expenses	4,590

Net Investment Income	33,834

Realized Gain on Investments:
Net Realized Gain on Investments Sold	65

Net Gain on Investments	65

Net Increase in Net Assets Resulting from Operations	$33,899

(1)	See Note 9 in Notes to Financial Statements

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	For the Year Ended
	May 31, 2009	May 31, 2008
Investment Activities:
Net investment income	$33,834	$92,394
Net realized gain on investments sold	65	8

Net increase in net assets resulting from operations	33,899	92,402

Dividends to Shareholders:
Dividends from net investment income:
Institutional Class	(30,579)	(89,894)
Advisor Class	(3,255)	(2,500)

Total dividends and distributions	(33,834)	(92,394)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Class	6,393,657	7,177,539
Advisor Class	900,509	590,005
Reinvestment of dividends:
Institutional Class	6,178	17,889
Advisor Class	184	234

Total proceeds from shares issued and reinvested	7,300,528	7,785,667

Value of shares redeemed:
Institutional Class	(6,283,629)	(7,018,259)
Advisor Class	(960,586)	(323,902)

Total value of shares redeemed	(7,244,215)	(7,342,161)

Increase in net assets from share transactions	56,313	443,506

Total increase in net assets	56,378	443,514

Net Assets:
Beginning of year	2,556,837	2,113,323

End of year*	$2,613,215	$2,556,837

*Including undistributed net investment income	$24	$24

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

1. Fund Organization

Allegiant Advantage Fund (the “Trust”) was organized as a Massachusetts business trust on May 18, 1993 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one diversified investment portfolio, the Institutional Money Market Fund (the “Fund”). The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has two classes of shares outstanding, the Institutional Class and the Advisor Class, which commenced operations on October 28, 2004 and November 19, 2004, respectively. Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Fund, and is substantially the same in all respects, except that the Advisor Class is subject to a shareholder services fee.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The investments of the Fund, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees. No such investments held on May 31, 2009 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

In accordance with the Financial Accounting Standards Board (“FASB”) issued Statement No. 157 Fair Value Measurements (“Statement 157”), fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. According to Statement 157, valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Statement 157 also establishes a fair value hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The adoption of Statement 157 on June 1, 2008 did not have any material effect on the amounts reported in the Fund’s financial statements.

Allegiant Advantage Institutional Money Market Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

The market value table which illustrates the valuation hierarchy of the Fund’s securities as of May 31, 2009 can be found at the end of the Fund’s Statement of Net Assets.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to both classes, investment income, and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. Shareholder services fees relating to the Advisor Class are charged directly to that class.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund purchases a debt obligation, from financial institutions such as banks and broker-dealers, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fund pursuant to the Advisory Agreement with Allegiant Asset Management Company (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of 0.15% of the Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The waiver, which is calculated at an annual rate based on the Fund’s average daily net assets, was 0.02% during the year ended May 31, 2009.

Custodian Fees

PFPC Trust Co. (which will be renamed PNC Trust Company, on or about June 7, 2010), an affiliate of PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for Allegiant Funds, another registered investment company managed by the Adviser. Custodian fees for the Trust and Allegiant Funds are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Allegiant Funds and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Allegiant Funds based on each Fund’s average daily net assets. PFPC Trust Co. receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PNC is Assistant Treasurer of the Trust and Allegiant Funds. Another officer of PNC is Assistant Secretary of the Trust and Allegiant Funds.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor Class Shares in the Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor Class Shares in consideration for payment at an annual rate of up to 0.05% of the average daily net assets attributable to the Fund’s Advisor Class Shares held by a financial institution’s customers.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated August 25, 2004. The Trust has adopted a distribution plan (the “Plan”) for each share class in accordance with Rule 12b-1 under the 1940 Act. During the year ended May 31, 2009, the Trust did not pay any distribution/12b-1 fees. The Rule 12b-1 plan for Class I was terminated June 18, 2009.

Trustees’ Fees

The Trustees are paid for services rendered to the Trust and Allegiant Funds, which are allocated to the Trust and Allegiant Funds based on their average daily net assets. Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PNC and National City Bank (“NCB”), an affiliate of the Adviser, were parties to a Restated Co-Administration and Accounting Services Agreement, pursuant to which PNC and NCB served as Co-Administrators to the Trust. NCB did not receive any fees for its services as Co-Administrator. For its services as Co-Administrator during the period June 1, 2008 to February 28, 2009, PNC received fees at the following rates: 0.0146% of the first $1 billion of the Trust’s average daily net assets and 0.0121% of the Trust’s average daily net assets in excess of $1 billion. Effective March 1, 2009, PNC and the Adviser agreed to serve as Co-Administrators of the Trust. PNC received fees at the following rates: 0.0125% of the first $1 billion of the Trust’s average daily net assets and 0.0100% of the Trust’s average daily net assets in excess of $1 billion. In addition, PNC receives a base fee of $15,000 per annum.

Transfer Agent

PNC serves as the Trust’s Transfer Agent. For its services as Transfer Agent, PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended May 31, 2009, PNC received $28,316 from the Fund in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement.

Legal Fees

Expenses paid by the Trust for the year ended May 31, 2009 include legal fees of $65,658 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Affiliated Money Market Fund

PNC Group owns a controlling interest in BlackRock, Inc. As a result of the merger of National City Corporation and PNC Group on December 31, 2008, the BlackRock Funds are considered affiliated with the Adviser. The total net purchases and sales of the BlackRock Funds for the period January 1, 2009 to May 31, 2009 were $10,000,000. Dividends received from such investments are reported as “Income from affiliate” in the Statement of Operations.

4. Federal Income Taxes

The Fund intends to continue to qualify for tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Allegiant Advantage Institutional Money Market Fund

NOTES TO FINANCIAL STATEMENTS

May 31, 2009

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the ‘more likely than not’ threshold are recorded as an expense during the current year. A tax position that does meet the ‘more likely than not’ recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions for the fiscal year ended May 31, 2009 and for all open tax years (tax years ended May 31, 2006 through May 31, 2008) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The tax character of dividends paid, in the amount of $33,833,695, during the year ended May 31, 2009 was ordinary income.

As of May 31, 2009, the components of total net assets on a tax basis were as follows:

	Shares of Beneficial Interest (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Post- October Losses (000)	Other Temporary Differences (000)	Total Net Assets (000)
Institutional Money Market Fund	$2,613,191	$580	$—	$—	$(556)	$2,613,215

Post-October losses represent losses realized on investment transactions from November 1, 2008 through May 31, 2009 that, in accordance with Federal income tax regulations, a fund may elect to defer and treat as having arisen in the following year.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, distribution payables, deferred organizational costs and use of equalization. The character of dividends and/or distributions made during the year from net investment income or net realized capital gains, and the timing of such dividends and/or distributions made in the fiscal year in which the amounts are distributed may differ from the year that the income or realized capital gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. As of May 31, 2009, the following permanent differences have been reclassified to/from the following accounts:

	Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in-Capital (000)
Institutional Money Market Fund	$—	$(60)	$60

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains.

During the year ended May 31, 2009, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Institutional Money Market Fund	$4

At May 31, 2009, the Fund had no capital loss carryforwards available to offset future realized capital gains.

5. Market and Credit Risk

The Fund may invest up to 10% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in the Statement of Net Assets.

6. Indemnifications

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is immaterial. The Fund expects the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncements

In April 2009, FASB issued Statement No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“Statement 157-4”), an amendment to FASB Statement No. 157. Statement 157-4 is intended to provide additional guidance for estimating fair value in accordance with FASB Statement No. 157, Fair Value Measurements, when the volume and level of trade activity for the asset or liability have significantly decreased. Statement 157-4 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. The adoption of Statement 157-4 will not have an impact of the amounts reported in the financial statements.

8. Investment Adviser Transaction

On December 31, 2008, NCC was merged with and into The PNC Financial Services Group, Inc. (“PNC Group”), with PNC Group surviving the merger (the “Transaction”). As a result of the Transaction, the Adviser is now an indirect wholly-owned subsidiary of PNC Group. PNC, the Co-Administrator to the Fund, is a wholly-owned subsidiary of PNC Group. The Transaction may be deemed to have resulted in a change in control of the Adviser, causing the Fund’s advisory agreement with the Adviser to automatically terminate. On November 17, 2008, the Board of Trustees approved an interim advisory agreement and a new advisory agreement with the Adviser. Shareholders of the Fund ratified the interim investment advisory agreement and approved a new advisory agreement at a shareholder meeting held on April 24, 2009. The voting results can be found in “Meeting of Shareholders of the Fund.”

9. U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Board of Trustees of the Trust approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the value of shares of money market fund investors as of September 19, 2008. A shareholder would receive a payment in the amount of $1.00 per covered share upon liquidation of a Fund, if the Fund’s market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by investors after the close of business on September 19, 2008 are eligible for protection under the Program only to the extent that such purchases replace prior covered shares. The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund. The initial term of the Program expired on December 18, 2008. The U.S. Department of the Treasury has extended the Program through the close of business on September 18, 2009. As a participant in the Program, the Fund has paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and is paying 0.015% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the fund as of September 19, 2008.

10. Change in Independent Registered Public Accountant

Effective April 2, 2009, the Trustees of the Trust, upon recommendation of the Board’s audit committee, approved a change in the Fund’s independent registered public accounting firm from Ernst & Young LLP (“E&Y”) to Deloitte & Touche LLP following the voluntary resignation of E&Y as a result of independence conflicts that arose following the merger of National City Corporation into the PNC Group. For the years ended May 31, 2008 and May 31, 2007, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

11. Subsequent Events

Subsequent events have been evaluated through July 27, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Allegiant Advantage Institutional Money Market Fund

MEETING OF SHARE HOLDERS OF THE FUND

(Unaudited)

On April 24, 2009, the Trust held a joint Special Meeting of Shareholders of the Funds to:

(1)	— ratify an interim investment advisory agreement with Allegiant Asset Management Company for the Trust;

(2)	— approve a new investment advisory agreement with Allegiant Asset Management Company for the Trust and

(3)	— authorize Allegiant Asset Management Company, upon approval of the Board of Trustees, to enter into or materially amend sub-advisory agreements related to the Fund without shareholder approval, commonly referred to as “manager of managers” arrangements.

Shareholders of record of the Fund on February 11, 2009 were entitled to vote on the proposals.

The proposals were approved by shareholders at the meeting held on April 24, 2009, and the following votes were recorded during the meetings:

	Votes For		Votes Against		Abstained
Proposal	Number	Percentage	Number	Percentage	Number	Percentage
Advantage Institutional Money Market Fund (Record date outstanding shares: 2,588,885,585)
1	2,093,798,224	99.19%	16,992,000	0.80%	159,000	0.01%
2	2,093,798,224	99.19%	16,992,000	0.80%	159,000	0.01%
3	2,085,774,875	98.81%	23,299,349	1.10%	1,875,000	0.09%

Allegiant Advantage Institutional Money Market Fund

NOTICE TO SHAREHOLDERS

(Unaudited)

Tax Information

For shareholders that do not have a May 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2009 tax year end, please consult you tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

(000)
Institutional Money Market Fund	$—	*

*	Amount represents less than $500.

Proxy Voting and Quarterly Schedule of Investments

A description of the policies and procedures that Allegiant Advantage Fund uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how Allegiant Advantage Fund voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Fund’s website at AllegiantFunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890 or visiting the Trust’s website at AllegiantFunds.com. They also are available on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, Illinois 60606

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

ADVANTAGE FUND
AllegiantFunds.com

The Discipline of Investing,
a Commitment to Results

760 Moore Road
King of Prussia, PA 19406

ADV-AR-001-0609

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Dorothy A. Berry, Kelly J. Brennan, John F. Durkott, Richard W. Furst and Robert Neary is each qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

The board of trustees determined that Richard Furst qualified as an audit committee financial expert pursuant to paragraph (c)(4) of this Item because, in addition to his long service on the registrant’s board of trustees, (i) he holds graduate degrees in finance, (ii) he has been a professor of finance at, and dean of the business school for, a major U.S. university, and (iii) he has served on the audit committees of several other companies, including one that files reports with the Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $18,980 and $20,750 for the fiscal years ended May 31, 2009 and 2008, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $1,117 and $0 for the fiscal years ended May 31, 2009 and 2008, respectively. Fees are associated with auditor transition assistance and 17f-2 counts.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $668 and $0 for the fiscal years ended May 31, 2009 and 2008, respectively. The fees are associated with the review of calendar year end supplementary tax information to be included in 1099 reporting.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

All Other Fees

(d)	The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2009 and 2008, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)	The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)	The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.	Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)	The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $148,000 and $194,000 for the Registrant’s fiscal years ended May 31, 2009 and 2008, respectively.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Allegiant Advantage Fund

By (Signature and Title)*	/s/ John G. Abunassar
John G. Abunassar, President & Chief Executive Officer (principal executive officer)
Date July 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John G. Abunassar
John G. Abunassar, President & Chief Executive Officer (principal executive officer)
Date July 27, 2009

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer (principal financial officer)
Date July 27, 2009

*	Print the name and title of each signing officer under his or her signature.